Impairment Charges	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Impairment Charges

6. Impairment Charges

Based upon a combination of factors and developments, including notice from AT&T in December 2012 that they would be terminating the AT&T Agreement with us effective June 30, 2013, as well as a sustained decline in our stock price for a period of several months resulting in a market capitalization below the book value of our net assets, we had strong indications that our goodwill was likely impaired in December 2012. As a result, in addition to the annual goodwill impairment testing that takes place in the fourth quarter, we concluded that these factors and developments were deemed “triggering” events requiring an impairment analysis of our long-lived assets as well. Accordingly, we conducted our annual impairment testing of goodwill and long-lived assets in December 2012, the results of which are described in greater detail below.

Long-Lived Assets Impairment Test

We reviewed the guidance for long-lived assets which states that “for purposes of recognition and measurement of an impairment loss, a long-lived asset or assets shall be grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of the assets and liabilities.” Based on this, we identified two asset groups for the purposes of our impairment loss measurement.

In performing the long-lived assets impairment test, we first determined the carrying value of the asset groups, reviewed the assets held in each of the two asset groups, excluding goodwill, and identified the primary asset of each asset group. Goodwill was not included because all of the asset groups were defined at a level below the goodwill reporting unit level. As of the December 31, 2012 impairment test date, none of the asset groups met all of the criteria necessary to be classified as held for sale. As a result, all asset groups subject to impairment testing were classified as held and used. In the first step of our impairment test, we determined the fair value of each asset group by utilizing projections of undiscounted cash flows based on our existing plans for the assets. Pursuant to the guidance, an impairment loss is indicated for a long-lived asset (group) that is held and used if the sum of its estimated future undiscounted cash flows used to test for recoverability is less than its carrying value.

Our analysis indicated that for each of the two asset groups, the results of the undiscounted cash flows were less than the carrying value of the asset group. In order to measure the potential impairment, we developed market participant projected cash flows associated with each asset group, discounted to the present value to reflect the fair value of the asset group. This resulted in impairment of the assets within each asset group, recognized as the difference between the fair value and the carrying value of the asset group. For the asset group for which the discounted cash flows were less than the carrying value, we recognized impairment charges in 2012 of $0.3 million associated with capitalized software, included in Property and equipment, net, and $4.2 million associated with other intangible assets, included in Intangible assets, net. See table below for amounts relating to continuing and discontinued operations.

Goodwill Impairment Test

Fiscal 2013

The annual goodwill impairment test is a two-step process. First, we determine if the carrying value exceeds the fair value of the reporting unit. Fair value is calculated by a combination of a discounted cash flow model, a market approach model, and a market approach based on an option-pricing backsolve method. If the fair value exceeds the carrying amount, goodwill is not considered impaired. If the carrying amount exceeds the fair value, the second step must be performed to measure the amount of the impairment loss, if any. In the second step, we compare the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. An impairment loss would be recognized in an amount equal to the excess of the carrying amount of the goodwill over the implied fair value of the goodwill.

The discounted cash flow analysis requires us to make various judgments, estimates and assumptions, many of which are interdependent, about future revenues, operating margins, growth rates, capital expenditures, working capital and discount rates. The starting point for the assumptions used in our discounted cash flow analysis is the annual long-range financial forecast. The annual planning process that we undertake to prepare the long-range financial forecast takes into consideration a multitude of factors, including historical growth rates and operating performance, related industry trends, macroeconomic conditions, and marketplace data, among others. Assumptions are also made for perpetual growth rates for periods beyond the long-range financial forecast period. Our estimates of fair value are sensitive to changes in all of these variables, certain of which relate to broader macroeconomic conditions outside our control.

The market approach analysis includes applying a multiple, based on comparable market transactions, to certain operating metrics of the reporting unit.

We used the Option-Pricing Method backsolve (“OPM backsolve”) to calculate the fair value of our equity, including preferred stock. The OPM backsolve method derives the implied equity value for the reporting unit from arm’s length transactions in the Company’s common stock. We used assumptions including exercise price, risk-free rate, expected term of liquidity, volatility, dividend yield and solved for the value of equity such that the publicly quoted common stock price is equal to the OPM backsolve value. The OPM treats preferred stock, common stock, options, and warrants as series of call options on the total equity value of a company, with the exercise price based on the liquidation preference of the preferred stock. Therefore, the common stock has value only if the funds available for distribution to the stockholders exceed the value of the liquidation preference at the time of a liquidity event such as a merger, sale, or initial public offering, assuming the company has funds available to make a liquidation preference meaningful and collectible by the stockholders. The OPM uses the Black-Scholes option-pricing model to price the call options.

The results of our annual impairment test performed in the fourth quarter of 2013 indicated that the fair value of our reporting unit exceeded its carrying amount by 33.5% and therefore our goodwill was not impaired.

Fiscal 2012

After completion of the long-lived assets impairment test, we conducted our goodwill impairment analysis at the level of the reporting unit. It was determined that we have one reporting unit for purposes of evaluating goodwill for impairment and the impairment test was thus performed using our consolidated operations.

In performing the goodwill impairment test, we compared the implied fair value of goodwill to its carrying value by performing a business combination fair value analysis according to the guidance for business combinations, where the fair value of the reporting unit or company is the purchase price for the reporting unit or the company. In estimating the purchase price, we utilized the discounted cash flow method of the income approach. We also considered our market capitalization based on our stock price and the indicated value based on market transactions of comparable companies. We then used a hypothetical purchase price allocation to allocate a portion of the estimated purchase price to goodwill.

As a result of our impairment testing performed as of December 31, 2012, we recorded a $23.0 million impairment charge relating to goodwill in the fourth quarter of 2012. The entire amount relates to and is included in discontinued operations.

The following table outlines our impairment charges for 2012:

	Year ended December 31, 2012
	Continuing Operations	Discontinued Operations	Total
Goodwill	$—	$22,951	$22,951
Intangible assets	3,525	677	4,202
Property and equipment	—	259	259

Total impairment charges	$3,525	$23,887	$27,412

Impairment charges related to continuing operations are recognized in Impairment charges on the consolidated statements of operations.